UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2022

VIVINT SMART HOME, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38246	98-1380306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4931 North 300 West Provo, UT	84604
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 377-9111

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VVNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on December 6, 2022, Vivint Smart Home, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, NRG Energy, Inc., a Delaware corporation (“Parent”), and Jetson Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent (the consummation of the Merger, the “Closing”). In connection with the Merger, Parent and the Company entered into certain compensatory arrangements with the Company’s officers as described below.

Transition and Consulting Agreement with David Bywater

On December 6, 2022, Parent entered into a Transition and Consulting Agreement with the Company’s Chief Executive Officer, David Bywater (the “Consulting Term Sheet”). Pursuant to the terms of the Consulting Term Sheet, the parties agreed to cause the Company to enter into a consulting agreement effective upon the Closing that provides: (i) Mr. Bywater will cease employment and will transition to providing consulting services as of the Closing, (ii) in exchange for the consulting services, the Company will pay Mr. Bywater $85,000 per month for a period of one-year following the Closing unless extended by mutual agreement, and (iii) to the extent the Company terminates the consulting agreement prior to the six-month anniversary of the Closing, the Company will pay Mr. Bywater as if he were engaged through the six-month anniversary. The Consulting Term Sheet also provides that, effective upon the transition from employee to consultant upon the Closing, Mr. Bywater’s termination of employment will be treated as a Good Leaver Termination (as defined in his employment agreement with the Company) and Mr. Bywater will be entitled to all severance payments, benefits and accelerated vesting of equity awards under, and in accordance with, the terms of his employment agreement and the Merger Agreement, provided that any notice of termination provisions are waived. Mr. Bywater will be subject to his current restrictive covenants for a period of 24 months following the end of the consulting term but in no event more than 30 months following the Closing, subject to certain clarifications and modifications.

Side Letter with Dana Russell

On December 6, 2022, Parent entered into letter agreement with the Company’s Chief Financial Officer, Dana Russell, acknowledging that by virtue of the Closing, Mr. Russell will have the right to terminate his employment for “good reason” (as defined in his employment agreement with the Company) in accordance with the terms of Mr. Russell’s employment agreement except that if Mr. Russell dies or becomes disabled during the applicable 30 day notice period, such event will be treated as a termination for “good reason.” In addition, Mr. Russell will also be able to purchase his company leased vehicle for a discounted price in accordance with Company policy. Mr. Russell will continue to be subject to his current restrictive covenants, subject to certain clarifications and modifications.

Retention Letters with Rasesh Patel, Todd Santiago and Daniel Garen

On December 6, 2022, the Company, Parent and the Company’s Chief Operating Officer, Rasesh Patel, entered into a side letter agreement (the “Patel Retention Letter”) to Mr. Patel’s current employment agreement (the “Patel Employment Agreement”), regarding certain adjustments to the terms of Mr. Patel’s employment in connection with the Merger, effective as of the Closing. The principal terms of the Patel Retention Letter are summarized below:

•	Mr. Patel’s title will be President of Vivint Smart Home (or other title that is mutually agreed upon by the parties).

•

For the 25 month period following Closing, the Company agreed not to reduce Mr. Patel’s (i) base salary, (ii) annual target bonus, (iii) pre-existing retention awards, or (iv) opportunities to receive annual long-term incentive awards of $3,000,000 per year (the “Patel Annual Target Long-Term Incentive Award”).

•

Parent agreed to cause the Company to pay Mr. Patel a cash retention bonus equal to $1,500,000, payable in two equal installments, on each of the 12 month and 24 month anniversaries of the Closing, subject to Mr. Patel’s continuous employment by the Company and certain accelerated vesting provisions upon certain terminations as described below.

•

If (i) Mr. Patel’s employment is terminated (x) by the Company without “cause” (as defined in the Patel Employment Agreement), (y) by Mr. Patel for “good reason,” or (z) due to death or disability, in each case, at any time from the Closing and prior to, or on, the 24-month anniversary of the Closing, (ii) the Company or its affiliate, as applicable, delivers a notice of non-renewal of the Patel Employment Agreement, or (iii) Mr. Patel resigns for any reason during the 30 days following the 24-month anniversary of the Closing, then Mr. Patel will be entitled to receive (A) the severance payments and benefits described in Section 5(e) of the Patel Employment Agreement, (B) full acceleration at target level of performance of the unvested equity awards that are then outstanding that were granted prior to December 6, 2022 and those unvested equity awards granted in respect of 2023 and (C) any of the four existing retention bonus payments described in the Patel Employment Agreement that have not previously been paid, in each case, payable in accordance with the terms of the Patel Employment Agreement governing a termination by the Company without “cause”.

•

If Mr. Patel’s employment with the Company, Parent or an affiliate is terminated due to death or disability, 100% of Mr. Patel’s unvested equity awards that are outstanding as of the date of such termination will vest at target level of performance as of such date.

•

The definition of “good reason” in the Patel Employment Agreement was amended to mean (A) a reduction in Mr. Patel’s base salary, Patel Annual Target Long-Term Incentive Award, annual target bonus or existing retention bonus; (B) a material diminution in Mr. Patel’s title as President of Vivint Smart Home (or other title that is mutually agreed upon by the parties), or Mr. Patel being given duties and responsibilities materially ceasing to be reasonably related to those customarily performed by an officer with that title; (C) Mr. Patel ceasing to report to the CEO of Parent; (D) the relocation of Mr. Patel’s primary office location to a location that is more than 50 miles from such primary office location; or (E) the Company’s material breach of any material agreement to which Mr. Patel is party with the Company or its affiliates.

On December 6, 2022, the Company, Parent and the Company’s Chief Revenue Officer, Todd Santiago, entered into a side letter agreement (the “Santiago Retention Letter”) to Mr. Santiago’s current employment agreement (the “Santiago Employment Agreement”), regarding certain adjustments to the terms of Mr. Santiago’s employment in connection with the Merger, effective as of the Closing. The principal terms of the Santiago Retention Letter are summarized below:

•	Mr. Santiago’s title will be Chief Revenue Officer of Vivint Smart Home (or other title that is mutually agreed upon by the parties).

•

For the 25 month period following Closing, the Company agreed not to reduce Mr. Santiago’s (i) base salary, (ii) annual target bonus, (iii) pre-existing retention awards, or (iv) opportunities to receive annual long-term incentive awards of $3,000,000 per year (the “Santiago Annual Target Long-Term Incentive Award”).

•

Parent agreed to cause the Company to pay Mr. Santiago a cash retention bonus equal to $1,500,000, payable in two equal installments, on each of the 12 month and 24 month anniversaries of the Closing, subject to Mr. Santiago’s continuous employment by the Company and certain accelerated vesting provisions upon certain terminations as described below.

•

If (i) Mr. Santiago’s employment is terminated (x) by the Company without “cause” (as defined in the Santiago Employment Agreement), (y) by Mr. Santiago for “good reason,” or (z) due to death or disability, in each case, at any time from the Closing and prior to, or on, the 24-month anniversary of the Closing, (ii) the Company or its affiliate, as applicable, delivers a notice of non-renewal of the Santiago Employment Agreement, or (iii) Mr. Santiago resigns for any reason during the 30 days following the 24-month anniversary of the Closing, then Mr. Santiago will be entitled to receive (A) the severance payments and benefits described in Section 5(e) of the Santiago Employment Agreement, (B) full acceleration at target level of performance of the unvested equity awards that are then outstanding that were granted prior to December 6, 2022 and those unvested equity awards granted in respect of 2023 and (C) any of the existing retention bonus payments described in the Santiago Employment Agreement that have not previously been paid, in each case, payable in accordance with the terms of the Santiago Employment Agreement governing a termination by the Company without “cause”.

•

If Mr. Santiago’s employment with the Company, Parent or an affiliate is terminated due to death or disability, 100% of Mr. Santiago’s unvested equity awards that are outstanding as of the date of such termination will vest at target level of performance as of such date.

•

The definition of “good reason” in the Santiago Employment Agreement was amended to mean (A) a reduction in Mr. Santiago’s base salary, Santiago Annual Target Long-Term Incentive Award, annual target bonus or existing retention bonus; (B) a material diminution in Mr. Santiago’s title as Chief Revenue Officer of Vivint Smart Home (or other title that is mutually agreed upon by the parties), or Mr. Santiago being given duties and responsibilities materially ceasing to be reasonably related to those customarily performed by an officer with that title; (C) the relocation of Mr. Santiago’s primary office location to a location that is more than 50 miles from such primary office location; or (D) the Company’s material breach of any material agreement to which Mr. Santiago is party with the Company or its affiliates.

On December 6, 2022, the Company, Parent and the Company’s Chief Ethics and Compliance Officer, Daniel Garen, entered into a side letter agreement (the “Garen Retention Letter”) to Mr. Garen’s current employment agreement (the “Garen Employment Agreement”), regarding certain adjustments to the terms of Mr. Garen’s employment in connection with the Merger, effective as of the Closing. The principal terms of the Garen Retention Letter are summarized below:

•	Mr. Garen’s title will be Chief Ethics and Compliance Officer of Vivint Smart Home (or other title that is mutually agreed upon by the parties).

•

For the 25 month period following Closing, the Company agreed not to reduce Mr. Garen’s (i) base salary, (ii) annual target bonus, or (iii) opportunities to receive annual long-term incentive awards of $700,000 per year (the “Garen Annual Target Long-Term Incentive Award”).

•

Parent agreed to cause the Company to pay Mr. Garen a cash retention bonus equal to $750,000, payable in two equal installments, on each of the 12 month and 24 month anniversaries of the Closing, subject to Mr. Garen’s continuous employment by the Company and certain accelerated vesting provisions upon certain terminations as described below.

•

If (i) Mr. Garen’s employment is terminated (x) by the Company without “cause” (as defined in the Garen Employment Agreement), (y) by Mr. Garen for “good reason,” or (z) due to death or disability, in each case, at any time from the Closing and prior to, or on. the 24-month anniversary of the Closing, (ii) the Company or its affiliate, as applicable, delivers a notice of non-renewal of the Garen Employment Agreement, or (iii) Mr. Garen resigns for any reason during the 30 days following the 24-month anniversary of the Closing, then Mr. Garen will be entitled to receive (A) the severance payments and benefits described in Section 5(e) of the Garen Employment Agreement, and (B) full acceleration at target level of performance of the unvested equity awards that are then outstanding that were granted prior to December 6, 2022 and those unvested equity awards granted in respect of 2023, in each case, payable in accordance with the terms of the Garen Employment Agreement governing a termination by the Company without “cause”.

•

If Mr. Garen’s employment with the Company, Parent or an affiliate is terminated due to death or disability, 100% of Mr. Garen’s unvested equity awards that are outstanding as of the date of such termination will vest at target level of performance as of such date.

•

The definition of “good reason” in the Garen Employment Agreement was amended to mean (A) a reduction in Mr. Garen’s base salary, Garen Annual Target Long-Term Incentive Award, or annual target bonus; (B) a material diminution in Mr. Garen’s title as Chief Ethics and Compliance Officer of Vivint Smart Home (or other title that is mutually agreed upon by the parties), or Mr. Garen being given duties and responsibilities materially ceasing to be reasonably related to those customarily performed by an officer with that title; (C) the relocation of Mr. Garen’s primary office location to a location that is more than 50 miles from such primary office location; or (D) the Company’s material breach of any material agreements to which Mr. Garen is party with the Company or its affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVINT SMART HOME, INC.

By:	/s/ Garner B. Meads, III
Name: Garner B. Meads, III
Title: Chief Legal Officer and Secretary

Date: December 9, 2022